                                 EXHIBIT 10(a)
                                 -------------




                               February 24, 1998



InterTAN Canada Ltd.
InterTAN U.K. Limited
InterTAN, Inc.
c/o 201 Main Street, Suite 1805
Fort Worth, Texas
U.S.A.   76102

Attention:  Mr. David Goldberg

and to:  The Security Trustee and Lenders


Dear Sirs/Mesdames:

                     RE: RECTIFICATION AND AMENDMENT NO. 1
                     -------------------------------------

     Reference is hereby made to the Loan Agreement (the "Loan Agreement"), dated as of December 22, 1997, among, inter alia, InterTAN Canada Ltd., as Canadian Borrower, InterTAN U.K. Limited, as U.K. Borrower, InterTAN, Inc., as the Parent, Bank of America Canada, as Agent and as a Canadian Lender, and the other Lenders party thereto. Capitalized terms used herein and not otherwise defined shall have the meanings specified in the Loan Agreement.

     The Agent has been advised that, through inadvertence, Congress Financial Corporation's U.K. affiliate was incorrectly stated to be "Burdale Acceptances Limited", when in fact that entity had changed its name and should have appeared in all Loan Documents as "Burdale Financial Limited". Certain additional matters requiring rectification and/or amendment have been brought to the Agent's attention, as hereinbelow described. The Agent is hereby requesting all parties agreement, by signing back a copy of this agreement, to hereby rectify and amend the Loan Documents, with effect from the respective dates of each of the Loan Documents, as follows:

     (a) each reference to "Burdale Acceptances Limited" in the Loan Documents, including for greater certainty, the Loan Agreement, the Hypothec of Moveable Property (General) and the Security Trust Deed, is deleted and "Burdale Financial Limited" is substituted therefor such that each reference to "Burdale Acceptances Limited" in the Loan Documents shall be construed as being and as always having been "Burdale Financial Limited";

     (b) the definition of "U.K. Availability" in Section 1.1 of the Loan Agreement is amended by adding the following phrase after subclause
          (B) of clause (a)(ii):

          "plus (C) one hundred percent (100%) of cash amounts held on deposit at Bank of America International Limited secured in favour of the Security Trustee;"

          and by deleting reference to "(C)" in the fourth line and substituting "(D)" therefor.

     (c) the reference to "writing" in Section 2.2(c) of the Loan Agreement is deleted and "written notice" is substituted therefor;

     (d) the reference to "first day" in Section 2.3(g)(i) of the Loan Agreement is deleted and "first Business Day" is substituted therefor;

     (e) the reference to "30, 60, 90 or 180 days" in Section 2.9 of the Loan Agreement is deleted and "1, 2, 3 or 6 months" is substituted therefor;

     (f) the reference to "mutandus" in Section 2.4(a) of the Loan Agreement is deleted and "mutandis" is substituted therefor;

     (g) the reference to "14.5" in Section 14.1 of the Loan Agreement is deleted and "14.15" is substituted therefor;

     (h) Section 3.3(a) of the Loan Agreement is amended by adding the phrase ", in U.S. Dollars;" after the word "Agent" in the 8th line thereof and by deleting the word "day" and substituting "Business Day" therefor;

     (i) Section 3.3(b) of the Loan Agreement is amended by adding the phrase ",in BPS," after the word "Agent" in the 7th line thereof and by deleting the word "day" and substituting "Business Day" therefor;

     (j)  the phrase "the second paragraph of" in the third and fourth lines of
          Section 3.7 of the Loan Agreement is deleted;

     (k) Section 6.10 of the Loan Agreement is deleted and the following is substituted therefor:

          "6.10 Collection of Accounts; Payments. (a) (i) Each Borrower, jointly and severally, agrees to establish, within 60 days after the Closing Date (or such later date as may from time to time be consented to by the Agent, the "Deadline"), a system (the "Cash Dominion System") of depository accounts (together with accounts opened from time to time pursuant to clause (ii) hereof "Deposit Accounts") into which each such Borrower shall promptly deposit or cause to be deposited all cash proceeds, store receipts, collections of Accounts and other moneys that it receives from whatever source but excepting
          (x) advances of Loans, (y) petty cash in an amount not exceeding $1,000 in the aggregate at any time at the RadioShack head office plus (Pounds)1,000 in the aggregate at any time at the U.K. Borrower's head office in the United Kingdom and (z) up to (Pounds)400 in the case of U.K. stores or Cdn.$400 in the case of Canadian stores in the aggregate outstanding at any time at any store, held back from store receipts to operate cash registers (collectively, "Cash Proceeds") received by it or any other Person on its behalf. Each Borrower represents that on or prior to the Closing Date it has provided to the Agent a true and complete list of all depository accounts and all concentration accounts maintained by it with any banks or financial institutions as of the Closing Date into which Cash Proceeds are deposited. Each Borrower further agrees (I) not less frequently than daily (on each Business Day) in the case of the U.K. Borrower and monthly until the occurrence of an Event or Event of Default and daily (on each Business Day) following the occurrence and during the continuance of an Event or Event of Default in the case of the Canadian Borrower, to cause all cleared moneys in the Deposit Accounts to be transferred to concentration accounts maintained by it (the "Payment Accounts"), (II) to execute and deliver to the Agent with respect to each such Payment Account maintained by it on or prior to the Deadline, a blocked account agreement or lockbox agreement in form satisfactory to the Agent (collectively, the "Collection Account Agreements"), and (III) to use reasonable efforts, with the co-operation of the Agent, to cause the banks ("Depository Banks") with which the Payment Accounts are maintained to execute and deliver to the Agent on or prior to the Deadline, a Collection Account Agreement. In the event that, notwithstanding the efforts of the Borrowers pursuant to the preceding sentence, a Depository Bank does not execute a Collection Account Agreement with respect to the relevant Payment Account on or prior to the Deadline, such Borrower shall cease to deposit and/or transfer Cash Proceeds in such Payment Account unless and until such Depository Bank executes a Collection Account Agreement.

     (ii) Each Borrower agrees that it shall not, without giving prior written notice to the Agent, open or maintain any Deposit Account or similar account after the Closing Date into which Cash Proceeds are deposited except for those disclosed to the Agent as provided in clause (i) above and provided that the Agent is and continues to be satisfied in its discretion that all cleared funds in each such account can and will be transferred to Payment Accounts subject to the Collection Account Agreements on a daily (on each Business Day) basis immediately in the case of the U.K. Borrower and following the occurrence and during the continuance of an Event of Default in the case of the Canadian Borrower.


    (iii) Notwithstanding the establishment of the Cash Dominion System, until the Agent or, as appropriate, Security Trustee, notifies either Borrower to the contrary, each Borrower shall make collection of its Accounts and other Collateral for the benefit of the Agent or, as appropriate, Security Trustee, and whether or not an Event of Default has occurred, any Cash Proceeds (including, without limitation, in payment of any Account or in payment for any Inventory or otherwise) that are not received and deposited directly into a Deposit Account, when collected by any Borrower, shall be promptly deposited by such Borrower in a Deposit Account, in precisely the form received, except for its endorsement when required, and transferred to Payment Accounts as hereinabove provided. All such accounts shall be deemed to be held in trust by such Borrower for and as the Agent's or, as appropriate, Security Trustee's property, and shall be held separately from such Borrower's other funds.

     (iv) Notwithstanding anything to the contrary herein, the terms of the Collection Account Agreements shall provide (I) in the case of the U.K. Borrower, that the Agent or Security Trustee has exclusive control over the Payment Accounts of the U.K. Borrower and all funds are to be wire transferred to the Agent or Security Trustee daily (on each Business

          Day) and (II) in the case of the Canadian Borrower, (A) upon the occurrence and during the continuance of any Event or Event of Default, the Agent has exclusive control over the Payment Accounts of the Canadian Borrower and all cleared funds in the Payment Accounts are to be wire transferred to the Agent daily (on each Business Day) and, (B) until the occurrence of any Event or Event of Default, the Borrower shall be entitled to utilize funds in the Payment Accounts for its working capital purposes subject to the terms and conditions of this Agreement.

     (v) The Agent or the Agent's designee or, in the case of the U.K. Borrower, the Security Trustee may, at any time after the occurrence of any Event of Default, publish notice of the Security Interest of the Agent or, in the case of the U.K. Borrower, the Security Trustee and/or Lenders, signify Accounts or otherwise notify obligors that the Accounts have been hypothecated or assigned to the Agent and/or Lenders or, in the case of the U.K. Borrower, the Security Trustee and of the Security Interest therein, and may collect them directly and charge the reasonable collection costs and expenses to the applicable Borrower's loan account as a Canadian Revolving Loan or U.K. Revolving Loan, as the case may be. At the Agent's or, in the case of the U.K. Borrower, the Security Trustee's request, each Borrower shall execute and deliver to the Agent or, in the case of the U.K. Borrower, the Security Trustee such documents as the Agent or, in the case of the U.K. Borrower, the Security Trustee shall require to grant the Agent or, in the case of the U.K. Borrower, the Security Trustee access to any post office box in which collections of Accounts are received.

     (b) All Payments received by the Agent or, in the case of the U.K. Borrower, the Security Trustee on account of Accounts or as Proceeds of other Collateral will be the Agent's or, in the case of the U.K. Borrower, the Security Trustee's (for the Agent and the other applicable Lenders) sole property and will be credited promptly to the applicable Borrower's loan account (conditional upon final collection) upon receipt."

     By signing back this rectification agreement, the parties further agree as follows:

     1. The requirement in the definition of "Letter of Credit" in Section 1.1 of the Loan Agreement that no letter of credit have an expiry date later than 365 days from the Issue Date thereof is hereby waived in connection with Letter of Credit No. 7114SB 10114498, issued on behalf of the Canadian Borrower in favour of Societe Generale Paris, in the face amount of FF 6,803,448, having an expiration date of January 15, 2000 (the "French L/C") and, for all purposes of the Loan Agreement, the French L/C shall be deemed to be a "Letter of Credit".

     2. All reasonable expenses of the Agent incurred in connection with this rectification agreement and any and all matters incidental thereto including, without limitation, fees and out-of-pocket expenses of Agent's legal counsel are for the account of the Canadian Borrower and shall be payable upon demand.

     3. This agreement shall be deemed to have been made in the Province of Ontario and shall be governed by and interpreted in accordance with the laws of such Province and the laws of Canada applicable therein, except that no doctrine of choice of law shall be used to apply the laws of any other jurisdiction.

     4. This agreement may be executed in counterparts, each of which shall be an original but all of which shall together constitute one and the same agreement, binding on the parties.

     5. Each of the Lenders irrevocably constitutes and appoints each vice president of the Agent and each partner of Meighen Demers, of Barlow Lyde & Gilbert and of Mendelsohn, Rosentzveig & Shacter its true and lawful attorney, with full power of substitution, to sign, execute, deliver, register, do and perform all acts, things, filings and registrations considered by him or her necessary or appropriate to give effect to the rectification herein described and/or to continue, preserve, register or perfect the Liens in favour of the Agent, Security Trustee and/or Lenders created or intended to be created by the Loan Documents, including by signing financing change statements, filing documents under the RDPRM of Quebec and filing documents with the Companies Branch in England.

     6. Except to the extent rectified hereby, the Loan Agreement and each of the other Loan Documents remains in full force and effect and is hereby ratified and confirmed.

     Please evidence your agreement with the terms of this agreement by signing in the space below. This agreement shall become effective in accordance with its terms upon its execution by the Lenders, the Borrowers and the Parent.

Sincerely,

BANK OF AMERICA CANADA, AS AGENT AND AS A LENDER

By:
    -------------------------------
Name:  Robert Kizell
Title: Vice-President

AGREED AS OF THE DATE FIRST-ABOVE PROVIDED:

INTERTAN CANADA LTD.                          BANKBOSTON RETAIL FINANCE INC.


By:                                           By:
   ------------------------------                 ------------------------------
Name:                                         Name:
Title:                                        Title:
INTERTAN U.K. LIMITED                         CONGRESS FINANCIAL CORPORATION


By:                                           By:
   ------------------------------                 ------------------------------
Name:                                         Name:
Title:                                        Title:
INTERTAN, INC.                                BANKBOSTON, N.A.


By:                                           By:
   ------------------------------                 ------------------------------
Name:                                         Name:
Title:                                        Title:
BANK OF AMERICA NATIONAL TRUST AND
SAVINGS  ASSOCIATION
(LONDON, ENGLAND BRANCH), AS
SECURITY TRUSTEE AND A U.K. LENDER


By:
Name:
Title:

AGREED AT                          THIS               DAY OF
          ------------------------       -----------
                           , 1998.
---------------------------
BURDALE FINANCIAL LIMITED


By:
   ------------------------------
Name:
Title: